UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

_______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2022

RECRUITER.COM GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-53641	90-1505893
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Seventh Avenue

New York, New York 10018

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 931-1500

Not Applicable

(Former name or former address, if changed since last report.)

________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to 12(b) of the Act:

Title of class	Trading symbol	Name of exchange on which registered
Common Stock	RCRT	NASDAQ Capital Market
Common Stock Purchase Warrants	RCRTW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 30, 2022, Recruiter.com Group, Inc. (the “Company”) entered into a Securities Purchase Agreement, (the “Purchase Agreement”) with four accredited investors (the “Purchasers”). Pursuant to the Purchase Agreement, the Company sold to the Purchasers a total of (i) $1,305,555.56 in the aggregate principal amount of 10.0% Original Issue Discount Promissory Notes (the “Notes”), and (ii) 815,972 common stock purchase warrants (the “Warrants”). The Company received a total of $1,175,000 in gross proceeds from the Purchase Agreement, taking into account the 10.0% original issue discount, before deducting offering expenses and additional fees. The transaction documents were substantially similar to the transaction documents entered into by the Company on August 17, 2022, as disclosed on the Current Report on Form 8-K filed on August 17, 2022.

The Notes mature on August 30, 2023. The Notes bear interest at 6% per annum, subject to an increase in case of an event of default as provided for therein. The Company may prepay the Notes at any time, with no penalty.

The Warrants are exercisable for five years from August 30, 2022 at an exercise price of $2.00 per share, subject to certain adjustments. 50% of the Warrants vested on August 30, 2022, 25% of the Warrants vest on February 28, 2023 (if the related Note has not been repaid in full by such date), and 25% of the Warrants vest on May 30, 2023 (if the related Note has not been repaid by such date).

The Purchase Agreement contains customary representations, warranties and covenants of the Company, including, among other things and subject to certain exceptions, covenants that restrict the ability of the Company and its subsidiaries, without the prior written consent of the Note holders, to incur additional indebtedness, repay outstanding indebtedness, create or permit liens on assets, repurchase stock, pay dividends, enter into transactions with affiliates, or conduct equity financings. The Notes contain customary events of default, including, but not limited to, failure to observe covenants under the Purchase Agreement and/or the Notes, defaults on indebtedness, loss of admission to trading on the Nasdaq Capital Markets or another applicable trading market, and occurrence of certain change of control events. Upon the occurrence of an event of default, an amount equal to 112.5% of the principal, accrued but unpaid interest, and other amounts owing under each Note will immediately come due and payable at the election of each Purchaser, and all amounts due under the Notes will bear interest at an increased rate.

Pursuant to the Purchase Agreement, the Purchasers have certain participation rights in future equity offerings by the Company or any of its subsidiaries after the closing, subject to customary exceptions. The Warrants also contain certain price protection provisions providing for adjustment of the number of shares of Common Stock issuable upon exercise of the Warrants and the exercise price in case of future dilutive offerings.

Each Warrant contains conversion limitations providing that a holder thereof may not exercise such Warrant to the extent (but only to the extent) that, if after giving effect to such conversion, the holder or any of its affiliates would beneficially own in excess of 4.99% (“Beneficial Ownership Limitation”) of the outstanding shares of the Company’s common stock immediately after giving effect to such conversion or exercise. A holder may increase or decrease its Beneficial Ownership Limitation upon notice to the Company provided that in no event such limitation exceeds 9.99%, and that any increase shall not be effective until the 61st day after such notice.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Notes or the Warrants, nor shall there be any sale of the Notes or the Warrants in any state or jurisdiction in which such offer, solicitation or sale would be unlawful.

The Notes and Warrants were sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder. The Investors are accredited investors who have purchased the securities as an investment in a private placement that did not involve a general solicitation.  The shares to be issued upon conversion of the Notes and the exercise of the Warrants have not been registered under the Securities Act and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

The foregoing description of the terms of the Notes, the Warrants, the Purchase Agreement, and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Note, the form of Warrant, and the Purchase Agreement, in each case which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

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Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description
4.1	Form of Common Stock Purchase Warrant granted on August 30, 2022.
10.1*	Securities Purchase Agreement dated August 30, 2022, by and among the Company and the lending parties who have executed signature pages thereto as purchasers.
10.2	Form of Original Issue Discount Promissory Note dated August 30, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish supplementally copies of omitted schedules and exhibits to the Securities and Exchange Commission or its staff upon its request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 31, 2022

Recruiter.com Group, Inc.

/s/ Evan Sohn
Evan Sohn
Chief Executive Officer